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                                                                  EXHIBIT NO. 21

                         SUBSIDIARIES OF THE REGISTRANT

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                                                                  STATE OF
                                                                INCORPORATION
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
SouthTrust Corporation......................................   Not Applicable
  SouthTrust Bank of Alabama, N.A...........................         (1)
    SouthTrust Mortgage Corporation.........................      Delaware
    SC Realty, Inc..........................................      Delaware
    Jackson, Incorporated...................................      Delaware
    Magic City, Inc.........................................      Delaware
      Magic City Three, Inc.................................      Delaware
    SouthTrust Data Services, Inc...........................       Alabama
      SouthTrust Technology, Inc............................       Alabama
    SouthTrust Capital Funding Corporation..................      Delaware
    SouthTrust Investment Services, Inc.....................      Delaware
    SouthTrust Fiduciary Services, Inc......................      Delaware
    SouthTrust Mobile Services Funding Corporation..........       Alabama
  SouthTrust Bank of Russell County.........................       Alabama
    Wind Creek Insurance Agency, Inc........................       Alabama
  SouthTrust Bank of Columbus, N.A..........................         (1)
  SouthTrust of Florida, Inc................................       Florida
    SouthTrust Bank of Florida, N.A.........................         (1)
      SouthTrust Asset Management Company of Florida,
       N.A..................................................         (1)
      Gator, Inc............................................       Florida
      Central Pinellas Homes................................       Florida
      Reef Resorts, Incorporated............................       Florida
    SouthTrust Bank of Northwest Florida....................       Florida
      Holmes Capital Corporation............................       Florida
  SouthTrust of South Carolina, Inc.........................   South Carolina
    SouthTrust Bank of South Carolina, N.A..................         (1)
  SouthTrust of Tennessee, Inc..............................      Tennessee
    SouthTrust Bank of Tennessee, N.A.......................         (1)
  SouthTrust of Georgia, Inc................................       Georgia
    SouthTrust Bank of Georgia, N.A.........................         (1)
      SouthTrust Asset Management Company of Georgia,
       N.A..................................................         (1)
      Olympic City, Inc.....................................      Delaware
      Dekalb Finance Subsidiary, Inc........................       Georgia
      Consumer Financial Services, Inc......................       Georgia
      SEM, Inc..............................................       Georgia
      Minority Business Development Corporation.............       Georgia
      Bankers First Community Development...................       Georgia
  SouthTrust of North Carolina, Inc.........................   North Carolina
  SouthTrust Bank North Carolina............................   North Carolina
    Friendly Financial Center, Inc..........................   North Carolina
    First State Service Corporation.........................   North Carolina
    SouthTrust Capital Management, Inc......................   North Carolina
    SouthTrust Asset Management Company of the Carolinas,
     Inc....................................................   North Carolina
  SouthTrust Financial Services, Inc........................       Alabama
  SouthTrust Life Insurance Company.........................       Arizona
  SouthTrust Insurance Agency, Inc..........................       Alabama
  SouthTrust Leasing, Inc...................................      Delaware
  Southern Financial Advisors, Inc..........................       Alabama
  SouthTrust Securities, Inc................................      Delaware
  SouthTrust Community Reinvestment Corporation.............       Alabama
  Finance South, Inc........................................       Alabama
  SouthTrust of Mississippi, Inc............................     Mississippi
    SouthTrust Bank of South Mississippi....................     Mississippi
    First Jefferson Mortgage Corporation....................     Mississippi
    First Jefferson Financial Services, Inc.................     Mississippi
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(1) National Banks are chartered under the laws of the United States.